April 23, 1999

                        Supplement to the Prospectuses of
                           Pioneer Capital Growth Fund
                               dated March 1, 1999


The following supplements the corresponding section of the prospectuses. Please refer to the prospectus for the full text of the supplemented section.

Basic information about the fund

The fund focuses its investments in mid-size companies, that is companies with market values within the range of market values of issuers included in Standard & Poor's MidCap 400 Index. A company's market value or capitalization is calculated by multiplying the number of its outstanding shares by the current market price of a share. On March 31, 1999, the market value of companies in the index varied from approximately $170 million to over $14.4 billion.

Because of the fund's focus on mid-sized companies, the fund also has risks associated with investing in mid-size companies. Compared to large companies, mid-size companies, and the market for their common stocks, are likely to:
[square bullet]     Be more sensitive to changes in earnings results and
                    investor expectations
[square bullet]     Have more limited product lines and capital resources
[square bullet]     Experience sharper swings in market values
[square bullet]     Be harder to sell at the times and prices Pioneer thinks
                    appropriate
[square bullet]     Offer greater potential for gain and loss



                                                                       0499-6547
                                             (C) Pioneer Funds Distributor, Inc.